UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2015 (November 4, 2015)

TRONOX LIMITED
(Exact name of registrant as specified in its charter)

Western Australia, Australia	001-35573	98-1026700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100	1 Brodie Hall Drive
Stamford, Connecticut 06901	Technology Park Bentley, Australia 6102
 (Address of principal executive offices, including zip code)

(203) 705-3800
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

Attached as Exhibit 99.1 is a copy of a press release of Tronox Limited (the “Company”), dated November 4, 2015, reporting the Company’s financial results for the third quarter ended September 30, 2015.  Such information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.  Regulation FD Disclosure

On April 1, 2015, Tronox Limited (“we”, “us”, “our” or the “Company”) completed our previously announced acquisition of 100% of the Alkali Chemicals business (“Alkali”) from FMC Corporation (“Alkali Transaction”).  Accordingly, we filed a Current Report on Form 8-K on April 1, 2015 (the “April 1, 2015 Form 8-K”) announcing the acquisition and a Current Report on Form 8-K/A on June 16, 2015 amending the April 1, 2015 Form 8-K to include the historical financial statements required by Item 9.01 (a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K.

We have determined that it would be useful to investors to include the disclosure of Unaudited Adjusted Combined Net Income and Adjusted EBITDA (Non-U.S. GAAP) by segment for the three months ended March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and for the year ended December 31, 2014. Following the Alkali Transaction, we restructured our organization to reflect two integrated businesses, Ti02 and Alkali, as our two operating and reportable segments with functions that report to two senior executives of the Company, who report directly to our chief operating decision maker. These adjusted combined financial information reflects the financial performance of the Company's new reportable segments by excluding certain costs and expenses that the Company believes are not indicative of its core operating results, acquisition adjustments, reclassifications, and certain cost allocations that provide comparability to Alkali post acquisition operating results and the Company's other reporting segments.  Such information, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

This Item 7.01 should be read in conjunction with Tronox Limited’s unaudited condensed consolidated financial statements and the related notes included in our Quarterly Reports on Form 10-Q for the periods ended March 31, 2014, June 30, 2014, September 30, 2014 and March 31, 2015, as well as Tronox Limited’s consolidated financial statements and the related notes included in our Annual Report on Form 10-K for the year ended December 31, 2014.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Tronox Limited, dated November 4, 2015 reporting Tronox Limited’s financial results for the third quarter ended September 30, 2015.

99.2
Unaudited Adjusted Combined Net Income and Adjusted EBITDA (Non-U.S. GAAP) for the three months ended March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015 and for the year ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX LIMITED

	By:	/s/ Richard L. Muglia
Date: November 5, 2015	Name:	Richard L. Muglia
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Tronox Limited, dated November 4, 2015 reporting Tronox Limited’s financial results for the third quarter ended September 30, 2015.

99.2
Unaudited Adjusted Combined Net Income and Adjusted EBITDA (Non-U.S. GAAP) for the three months ended March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015 and for the year ended December 31, 2014.